1st Quarter 2025 Results Investor Presentation

Cautionary Statements 1 This presentation contains forward-looking statements, as defined by federal securities laws, including, among other forward- looking statements, certain plans, expectations and goals. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this presentation are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward- looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including, without limitation, the following: general competitive, economic, unemployment, political and market conditions and fluctuations, including real estate market conditions, and the effects of such conditions and fluctuations on the creditworthiness and payment behaviors of borrowers, collateral values, asset recovery values and the value of investment securities; movements in interest rates and their impacts on net interest margin, investment security valuations and other performance measures; expectations on credit quality and performance; legislative and regulatory changes; changes in U.S. government trade, monetary and fiscal policies, including tariffs; competitive pressures on product pricing and services; fraud, theft or other misconduct impacting our customers or operations; cybersecurity risks, including data breaches, malware, ransomware and account takeovers; the success and timing of our business strategies and plans; our outlook and long- term goals for future growth; and natural disasters, geopolitical events, acts of war or terrorism or other hostilities, public health crises and other catastrophic events beyond our control. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s subsequently filed periodic reports and other filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements.

Ameris Profile Investment Rationale • Top of peer financial results with culture of discipline – credit, liquidity, expense control, capital • Diversified loan portfolio among geographies and product lines • Strong Southeast markets projected to grow faster than the national average(1) • Stable deposit base with 30.8% noninterest-bearing deposits • Experienced executive team with skills and leadership to continue to grow organically • Focus on shareholder value with 14% annualized tangible book value growth over the last five years Strong History of Earnings 2 Charlotte MSA Tampa MSA Orlando MSA 1 – Census data obtained from S&P Global Market Intelligence $1.08 $1.32 $1.44 $1.37 $1.27 1.18% 1.41% 1.49% 1.42% 1.36% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 1Q24 2Q24 3Q24 4Q24 1Q25 Diluted EPS ROA

52.8% Efficiency Ratio 1.7x National Growth Markets(3) 1.67% Allowance for Credit Losses 12.9% CET1 Ratio(2) 14% 5-yr TBV(1) CAGR 13.1% ROTCE(1) 22% Fees to Revenue Disciplined and Focused Mgmt Team 10.8% TCE/TA Ratio(1) 30.8% NIB Deposits 3.73% Margin 1.36% ROA 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix 2 – Regulatory capital ratios are estimated for most recent period end 3 – Ameris Southeast Markets projected to grow approximately 1.7x the national average over the next five years per census data obtained from S&P Global Market Intelligence3 Why Ameris? Leading Industry Performance

20.44 20.90 22.46 23.69 25.27 26.45 27.46 26.26 26.84 27.89 28.62 29.92 30.79 31.42 32.38 33.64 34.52 35.79 37.51 38.59 39.78 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Tangible Book Value/Share Delivering Shareholder Value Core Deposit and Tangible Book Value Growth 4 • Management remains laser focused on growing shareholder value • Over the past five year, TBV(1) has grown by 14% annualized and core deposits(2) by 9% annualized • TBV increased $1.19 per share in 1Q25: • $1.07 from retained earnings • $0.23 from impact of AOCI • ($0.11) from share repurchase activity 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix 2 – Core deposits are all deposits excluding brokered CDs

1 – Regulatory capital ratios are estimated for most recent period end 2 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix 3 – Growth rate calculated from comparable prior period 4 – Annualized for interim periods 5 History of Consistent Performance 2020 2021 2022 2023 2024 2020 – 2024 (5 Year) Average 1Q25 ROA 1.36% 1.73% 1.47% 1.06% 1.38% 1.40% 1.36% ROTCE(2) 17.2% 20.6% 17.8% 12.2% 14.4% 16.5% 13.1% Net Interest Margin 3.70% 3.32% 3.76% 3.61% 3.56% 3.59% 3.73% Net Interest Income Growth(3) 26.2% 2.8% 22.2% 4.2% 1.7% 11.4% 10.2% Efficiency Ratio 55.2% 54.9% 51.7% 53.7% 53.2% 53.7% 52.8% Fees/Revenue 41.2% 35.8% 26.2% 22.5% 25.7% 30.3% 22.4% NIB Deposits/Total Deposits 36.3% 39.5% 40.7% 31.3% 29.9% 35.6% 30.8% CET1 Ratio(1) 11.1% 10.5% 9.9% 11.2% 12.7% 11.1% 12.9% TCE Ratio(2) 8.5% 8.0% 8.7% 9.6% 10.6% 9.1% 10.8% CRE Concentration 251% 291% 292% 282% 268% 277% 261% Allowance for Credit Losses/Total Loans 1.38% 1.06% 1.04% 1.52% 1.63% 1.32% 1.67% Net Charge Offs/Total Loans(4) 0.31% 0.04% 0.08% 0.25% 0.19% 0.17% 0.18% 5 Year Performance Metrics

1Q 2025 Operating Highlights 6 • Net income of $87.9 million, or $1.27 per diluted share • Return on average assets ("ROA") of 1.36% • Noninterest-bearing deposits remain strong at 30.8% of total deposits at March 31, 2025 • Net interest margin (TE) expansion of 9bps to 3.73% • Tangible book value(1) growth of $1.19 per share, or 12.5% annualized, to $39.78 at March 31, 2025 • Efficiency ratio of 52.83%, compared with 55.64% first quarter of 2024 • TCE ratio(1) of 10.78%, compared with 9.71% one year ago • Increase in the allowance for credit losses to 1.67% of loans, from 1.63% at December 31, 2024 • Annualized net charge-offs of 0.18% of average total loans • Criticized loans reduced by $44.4 million, or 15.7%, down to 1.15% of total loans • Repurchase of 253,400 shares during the quarter, totaling $15.0 million 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix

1Q 2025 Financial Highlights 7 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix (dollars in thousands, except per share data) Quarter to Date Results 1Q25 4Q24 Change 1Q24 Change Net Income $ 87,935 $ 94,376 -7% $ 74,312 18% Adjusted Net Income(1) $ 88,044 $ 95,078 -7% $ 75,612 16% Net Income Per Diluted Share $ 1.27 $ 1.37 -7% $ 1.08 18% Adjusted Net Income Per Share(1) $ 1.28 $ 1.38 -7% $ 1.10 16% Return on Average Assets 1.36% 1.42% -4% 1.18% 15% Adjusted Return on Average Assets(1) 1.36% 1.43% -5% 1.20% 13% Return on Equity 9.39% 10.09% -7% 8.63% 9% Return on TCE(1) 13.14% 14.27% -8% 12.66% 4% Adjusted Return on TCE(1) 13.16% 14.37% -8% 12.88% 2% Efficiency Ratio 52.83% 52.26% 1% 55.64% -5% Adjusted Efficiency Ratio(1) 52.62% 51.82% 2% 54.56% -4% Net Interest Margin 3.73% 3.64% 2% 3.51% 6%

Strong Net Interest Margin 8 • Net interest margin improved 9bps to 3.73% in the first quarter of 2025, from 3.64% during the fourth quarter of 2024 and from 3.51% a year ago • Net interest income (TE) was stable at $222.8 million in 1Q25 with both interest income (TE) and interest expense decreasing $12.6 million • 1Q25 margin was positively impacted by: • 6 basis points of asset mix • 3 basis points from shift in deposit mix Spread Income and Margin Interest Rate Sensitivity • Asset sensitivity continues near neutrality in preparation for further potential FOMC rate changes: • -1.0% asset sensitivity in -100bps • -0.5% asset sensitivity in -50bps • +0.5% asset sensitivity in +50bps • +1.0% asset sensitivity in +100bps • Approximately $11 billion of total loans reprice within one year through either maturities or floating rate indices $202.3 $212.9 $215.0 $222.8 $222.8 3.51% 3.58% 3.51% 3.64% 3.73% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% $180.0 $190.0 $200.0 $210.0 $220.0 $230.0 1Q24 2Q24 3Q24 4Q24 1Q25 Net Interest Income (TE) (in millions) NIM

Diversified Revenue Stream 9 • Strong revenue base of net interest income from core banking division and lines of business • Additional revenue provided by our diversified lines of business Mortgage Banking Activity • Mortgage banking activity was down slightly to 12% of total revenue in 1Q25 • Purchase business represented 81% in 1Q25 due to strong core relationships with builders and realtors • Gain on sale margin decreased to 2.17% in 1Q25 from 2.40% in 4Q24 Other Noninterest Income • 1Q25 reflects decrease in gain on sale of SBA loans to $526,000 from $3.7 million in 4Q24 • Other Noninterest Income includes: • Fee income from equipment finance • Gains on sale of SBA loans • BOLI income Strong Revenue Stream 75% 71% 76% 76% 78% 15% 15% 13% 13% 12% 10% 14% 11% 11% 10% $268.2 $301.6 $284.7 $291.7 $286.8 0% 20% 40% 60% 80% 100% 120% 1Q24 2Q24 3Q24 4Q24 1Q25 Revenue Sources (Tax-Equivalent) (in millions) Net Interest Income (TE) Mortgage Banking Activity Other Noninterest Income 2.49% 2.45% 2.17% 2.40% 2.17% 2.00% 2.20% 2.40% 2.60% 1Q24 2Q24 3Q24 4Q24 1Q25 Mortgage Gain on Sale Margin

Disciplined Expense Control Noninterest Expenses and Efficiency Ratio Expense Highlights 10 • Management continues to deliver high performing operating efficiency • Efficiency ratio of 52.83% in 1Q25 • 281bps improvement compared with 55.64% in 1Q24 • 57bps change compared with 52.26% in 4Q24 • Total expenses decreased $915,000 in 1Q25 compared with 4Q24: • Decrease of approximately $1.2 million of salaries and employee benefits • 1Q25 included $5.2 million increase in cyclical payroll tax and 401(k) expenses, offset by reductions in incentives and mortgage compensation $108.3 $109.8 $109.9 $110.6 $111.6 $40.4 $45.6 $41.9 $41.4 $39.4 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 1Q24 2Q24 3Q24 4Q24 1Q25 Noninterest Expenses (in millions) Banking LOBs 55.64% 51.68% 53.49% 52.26% 52.83% 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 1Q24 2Q24 3Q24 4Q24 1Q25 Efficiency Ratio

Strong Core Deposit Base 11 Deposits by Product Type Deposit Type Balance (in 000s) % of Total Count Average per account NIB $ 6,744,781 30.8% 309,582 $ 21,787 NOW 4,025,280 18.4% 42,816 94,013 MMDA 6,886,371 31.4% 32,785 210,046 Savings 774,274 3.5% 63,763 12,143 CD 3,481,703 15.9% 39,754 87,581 Total $ 21,912,409 100% 488,700 $ 44,838 • Total deposits increased $190.0 million, or 3.5% annualized, during 1Q25: • Seasonal outflows of public funds totaled $405.9 million • Brokered CDs increased $246.8 million • Remaining (non-brokered, non-public fund) deposits increased $349.1 million • Noninterest-bearing deposits remained strong at 30.8% of total deposits, an increase from 29.9% as of December 31, 2024 1Q25 Highlights Deposits by Customer Consumer 35% Commercial 44% Public 16% Brokered 5% 1Q25

Capital Strength 12 Capital Highlights • The Company is well capitalized with minimal unrealized losses in the investment portfolio • Repurchased 253,400 shares during the quarter for a total of $15.0 million • TCE ratio of 10.78% and CET1 ratio of 12.9% are strong and above peer levels • CET1, net of unrealized losses on bond portfolio, remains strong at 12.7% • Net unrealized losses in AFS portfolio improved $20.9 million in the quarter to $16.0 million, representing under 1% of book value • Earnings expected to add between 25 - 35 basis points to capital each quarter assuming flat balance sheet • Two subordinated debt issuances totaling $184 million convert to the variable rate period and become callable in 2025 Capital ratios are estimated for most recent period end 10.2% 10.2% 10.4% 10.7% 11.0% 11.4% 11.7% 12.2% 12.7% 12.9% 14.6% 14.9% 15.4% 15.4% 15.6% 1Q24 2Q24 3Q24 4Q24 1Q25 Strong Capital Base Leverage Ratio CET1/Tier 1 Capital Ratio Total Capital Ratio 12.9% -0.1% -0.1% 12.7% 1Q25 CET1/Tier 1 AFS Impact HTM Impact 1Q25 With Unrealized Losses 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Minimal unrealized losses

Loan Diversification and Credit Quality

Diversified Loan Portfolio 1Q25 Loan Portfolio 14 • Loan portfolio is well diversified across loan types and geographies and managed by a seasoned credit staff • Asset quality metrics remain stable and better than historical averages • CRE and C&D concentrations were 261% and 57%, respectively, compared with 268% and 63%, respectively, at 4Q24 • Non-owner-occupied office loans totaled $1.41 billion at 1Q25, or 6.8% of total loans • Allowance for Credit Losses (ACL) on loans increased to 1.67% of total loans during 1Q25 • Limited exposure to non-mortgage consumer loans and HELOCs • SNC exposure is limited to less than 2% of loans Portfolio Highlights Agriculture 1% C&I 24% Municipal 2% Consumer 1% Investor CRE 24%OO CRE 9% Construction 9% Multi-Family 8% HELOC 2% SFR Mortgage 20% $20.7 Billion

Loan Balance Changes 1Q25 Loan Balance Changes 15 • Period end loan balances decreased $33.3 million during 1Q25 • Increases in C&I were largely attributable to traditional C&I and cash surrender value life insurance, which were partially offset by seasonal declines in mortgage warehouse • Decline in construction is the result of multi-family projects moving to term financing in 1Q25 • 1Q25 production exhibited a 9.6% increase from 1Q24 (in millions) (1) C&I includes premium finance, mortgage warehouse, traditional C&I, CSVLI, and equipment finance $176 $73 $(12) $(18) $(41) $(56) $(156) $(200) $(150) $(100) $(50) $- $50 $100 $150 $200 Multi-Family C&I (1) OO CRE Investor CRE Other RE - RES Construction

Allowance for Credit Losses 16 • The ACL on loans equated to 1.67% of total loans at 1Q25, compared with: • 1.63% at 4Q24 • 1.55% at 1Q24 • The ACL on loans totaled $345.6 million at 1Q25, a net increase of $7.5 million, or 2.2%, from 4Q24 and a net increase of $25.5 million, or 8.0% from 1Q24 • During 1Q25, a provision expense of $21.9 million was recorded • The March economic forecasts used in the ACL model were equally weighted between the baseline, S2 adverse, and S3 adverse forecasts 1Q25 CECL Reserve Reserve Summary (in millions) 1Q25 Allowance Coverage Outstanding Balance (MM's) ACL (MM's) % ACL Gross Loans 20,706.6$ 345.6$ 1.67% Unfunded Commitments 4,033.7$ 35.9$ 0.89% ACL / Total Loans + Unfunded 24,740.3$ 381.4$ 1.54% $338.1 $(4.4) $(9.0) $(0.5) $21.5 $345.6 12/31/2024 Loan Changes NCOs Specific Reserves Forecast and Q-Factor Changes 03/31/25 $310.0 $315.0 $320.0 $325.0 $330.0 $335.0 $340.0 $345.0 $350.0

NPA / Charge-Off Trend 17 • NPAs, as a percentage of total assets, was 0.44% at 1Q25 compared with 0.47% at 4Q24 due to a decrease in non-performing commercial and premium finance loans, and OREO • NPAs net of GNMA mortgages, as a percentage of total assets, was 0.38% at 1Q25 compared with 0.42% at 4Q24 • Government guaranteed mortgages represent 25.2% of all NPAs • Net charge-offs totaled $9.0 million in 1Q25, which equated to an annualized NCO ratio of 0.18% for the quarter 1Q25 Credit Summary ($ in millions) 0.71% 0.74% 0.44% 0.47% 0.44% 0.38% 0.39% 0.41% 0.42% 0.38% 0.30% 0.35% 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% 0.70% 0.75% 0.80% 1Q24 2Q24 3Q24 4Q24 1Q25 Non-Performing Assets NPA / Total Assets NPA x GNMA / Total Assets 0.25% 0.18% 0.15% 0.17% 0.18% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 1Q24 2Q24 3Q24 4Q24 1Q25 Net Charge-Offs Net Charge-offs NCO Ratio (Annualized)

Problem Loan Trends 18 • Total criticized loans (including special mention), excluding GNMA-guaranteed mortgage loans, decreased $45.8 million, or 16.9%, in 1Q25 • Classified loans, excluding GNMA-guaranteed mortgage loans, decreased $8.7 million, or 5.4%, in 1Q25 • Nonperforming loans, excluding GNMA-guaranteed mortgage loans, decreased $6.8 million, or 6.3%, in 1Q25 • The largest component of classified and nonperforming loans at 1Q25 was residential mortgages including government guaranteed Highlights (in millions) 1.43% 1.31% 1.34% 1.30% 1.09% 0.76% 0.76% 0.74% 0.77% 0.73% 0.47% 0.48% 0.47% 0.52% 0.49% $0 $50 $100 $150 $200 $250 $300 $350 1Q24 2Q24 3Q24 4Q24 1Q25 Criticized Loans Classified Loans Nonperforming Loans Criticized ACL Coverage 154% Classified ACL Coverage 229% NPL ACL Coverage 342% Note: Criticized, Classified and Nonperforming loan totals exclude GNMA-guaranteed loans. Ratios expressed as a percentage of total loans net of GNMA-backed mortgage loans.

Term Investor CRE • Past dues for investor CRE loans were 0.05% and NPLs 0.04% at 1Q25 • Investor CRE portfolio is well diversified with over 80% of CRE loans located in MSAs in the Bank’s footprint, which exhibit population growth forecasts exceeding the national average 19 Highlights (1) Results based on stabilized term loans, or 67% of total Investor CRE loans Investor CRE GA $2,335 FL $2,234 SC $854 NC $544 All Other $835 Investor CRE by Property Location Multi-Family $1,662 Office $1,315 Retail - Anchored $1,147 Retail - Non Anchored $938 Warehouse / Industrial $750 Hotel $421 All Other CRE $568 Investor CRE by Property Type Outstanding $6.58 B Unfunded $0.22 B Total Committed Exposure $6.8 B Average Loan Size $3.75 M Allowance Coverage 1.44% PD Ratio 0.05% NPL Ratio 0.04% Criticized Ratio 0.91% Criticized ACL Coverage 159% Average LTV(1) 59% Average DSC(1) 1.62

Office Portfolio • There were no past due and nonperforming loans within the investor office portfolio at 1Q25 20 Highlights (1) Results based on stabilized term loans, or 92% of term office loans Investor Office Construction $148 Investor CRE $1,258 Owner- Occupied $456 Total Office Portfolio by Loan Type Class A 53% Medical 17% Class B 29% Class C 1% Investor Office Portfolio by Property Class Outstanding $1.41 B Unfunded $0.14 B Total Committed Exposure $1.54 B Average Loan Size $3.63 M Allowance Coverage 2.51% PD Ratio 0.00% NPL Ratio 0.00% Criticized Ratio 1.58% Criticized ACL Coverage 159% Average LTV(1) 59% Average DSC(1) 1.64 Class A & Medical(1) 70%

Appendix

22 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 1Q25 4Q24 1Q24 Net Income $ 87,935 $ 94,376 $ 74,312 Adjustment items Gain on sale of MSR 14 (536) - Gain on BOLI proceeds (11) - (998) FDIC special assessment 138 (559) 2,909 Natural disaster expenses - 400 - (Gain)/Loss on bank premises - 1,203 - Tax effect of adjustment items (32) (107) (611) After tax adjustment items 109 401 1,300 Tax expense attributable to BOLI restructuring - 301 - Adjusted Net Income $ 88,044 $ 95,078 $ 75,612 Weighted average number of shares - diluted 69,030,331 69,128,946 69,014,116 Net income per diluted share $ 1.27 $ 1.37 $ 1.08 Adjusted net income per diluted share $ 1.28 $ 1.38 $ 1.10 Average assets 26,229,423 26,444,894 25,295,088 Return on average assets 1.36% 1.42% 1.18% Adjusted return on average assets 1.36% 1.43% 1.20% Average common equity 3,798,149 3,719,888 3,462,871 Average tangible common equity 2,713,847 2,631,452 2,361,544 Return on average common equity 9.39% 10.09% 8.63% Return on average tangible common equity 13.14% 14.27% 12.66% Adjusted return on average tangible common equity 13.16% 14.37% 12.88% Quarter to Date

23 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 1Q25 4Q24 3Q24 2Q24 1Q24 Adjusted Noninterest Expense Total noninterest expense 151,034$ 151,949$ 151,777$ 155,357$ 148,711$ Adjustment items: FDIC special assessment (138) 559 - 895 (2,909) Natural disaster expenses - (400) (150) - - Gain on sale of premises - (1,203) - - - Adjusted noninterest expense 150,896$ 150,905$ 151,627$ 156,252$ 145,802$ Total Revenue Net interest income 221,839$ 221,821$ 214,060$ 211,921$ 201,388$ Noninterest income 64,023 68,959 69,709 88,711 65,878 Total revenue 285,862$ 290,780$ 283,769$ 300,632$ 267,266$ Adjusted Total Revenue Net interest income (TE) 230,470$ 222,773$ 215,028$ 212,881$ 202,338$ Noninterest income 64,023 68,959 69,709 88,711 65,878 Total revenue (TE) 294,493$ 291,732$ 284,737$ 301,592$ 268,216$ Adjustment items: (Gain) loss on securities (40) 16 8 (12,335) 7 Gain on BOLI proceeds (11) - - (466) (998) Gain on sale of mortgage servicing rights 14 (536) (5,245) (4,713) - Adjusted total revenue (TE) 294,456$ 291,212$ 279,500$ 284,078$ 267,225$ Efficiency ratio 52.83% 52.26% 53.49% 51.68% 55.64% Adjusted efficiency ratio (TE) 52.62% 51.82% 54.25% 55.00% 54.56% Quarter to Date

24 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 1Q25 4Q24 3Q24 2Q24 1Q24 Total shareholders' equity 3,823,802$ 3,751,522$ 3,681,368$ 3,566,614$ 3,484,738$ Less: Goodwill 1,015,646 1,015,646 1,015,646 1,015,646 1,015,646 Other intangibles, net 66,658 70,761 74,941 79,120 83,527 Total tangible shareholders' equity 2,741,498$ 2,665,115$ 2,590,781$ 2,471,848$ 2,385,565$ Period end number of shares 68,910,924 69,068,609 69,067,019 69,066,573 69,115,263 Book value per share (period end) 55.49$ 54.32$ 53.30$ 51.64$ 50.42$ Tangible book value per share (period end) 39.78$ 38.59$ 37.51$ 35.79$ 34.52$ Total assets $ 26,514,940 $ 26,262,050 $ 26,399,782 $ 26,520,728 $ 25,655,445 Less: Goodwill 1,015,646 1,015,646 1,015,646 1,015,646 1,015,646 Other intangibles, net 66,658 70,761 74,941 79,120 83,527 Total tangible assets 25,432,636$ 25,175,643$ 25,309,195$ 25,425,962$ 24,556,272$ Equity to Assets 14.42% 14.28% 13.94% 13.45% 13.58% Tangible Common Equity to Tangible Assets 10.78% 10.59% 10.24% 9.72% 9.71% Quarter to Date

25 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 2020 2021 2022 2023 2024 Return on Tangible Common Equity Net Income 261,988$ 376,913$ 346,540$ 269,105$ 358,685$ Average common equity 2,531,419 2,827,669 3,083,081 3,313,361 3,583,390 Average tangible common equity 1,520,303 1,826,433 1,947,222 2,200,883 2,488,588 Return on average common equity 10.3% 13.3% 11.2% 8.1% 10.0% Return on average tangible common equity 17.2% 20.6% 17.8% 12.2% 14.4% (dollars in thousands) 2020 2021 2022 2023 2024 Total shareholders' equity 2,647,088$ 2,966,451$ 3,197,400$ 3,426,747$ 3,751,522$ Less: Goodwill 928,005 1,012,620 1,015,646 1,015,646 1,015,646 Other intangibles, net 71,974 125,938 106,194 87,949 70,761 Total tangible shareholders' equity 1,647,109$ 1,827,893$ 2,075,560$ 2,323,152$ 2,665,115$ Total assets $ 20,438,638 $ 23,858,321 $ 25,053,286 $ 25,203,699 $ 26,262,050 Less: Goodwill 928,005 1,012,620 1,015,646 1,015,646 1,015,646 Other intangibles, net 71,974 125,938 106,194 87,949 70,761 Total tangible assets 19,438,659$ 22,719,763$ 23,931,446$ 24,100,104$ 25,175,643$ Equity to Assets 13.0% 12.4% 12.8% 13.6% 14.3% Tangible Common Equity to Tangible Assets 8.5% 8.0% 8.7% 9.6% 10.6%

Reconciliation of GAAP to Non-GAAP Measures

						As of					
(dollars in thousands)	1Q25	4Q24	3Q24	2Q24	1Q24	4Q23	3Q23	2Q23	1Q23	4Q22	3Q22
Total shareholders' equity	$ 3,823,802	$ 3,751,522	$ 3,681,368	$ 3,566,614	$ 3,484,738	$ 3,426,747	$ 3,347,069	$ 3,284,630	$ 3,253,195	$ 3,197,400	$ 3,119,070
Less:											
Goodwill	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,023,071
Other intangibles, net	66,658	70,761	74,941	79,120	83,527	87,949	92,375	96,800	101,488	106,194	110,903
Total tangible shareholders' equity	$ 2,741,498	$ 2,665,115	$ 2,590,781	$ 2,471,848	$ 2,385,565	$ 2,323,152	$ 2,239,048	$ 2,172,184	$ 2,136,061	$ 2,075,560	$ 1,985,096
Period end number of shares	68,910,924	69,068,609	69,067,019	69,066,573	69,115,263	69,053,341	69,138,461	69,139,783	69,373,863	69,369,050	69,352,709
Book value per share (period end)	$ 55.49	$ 54.32	$ 53.30	$ 51.64	$ 50.42	$ 49.62	$ 48.41	$ 47.51	$ 46.89	$ 46.09	$ 44.97
Tangible book value per share (period end)	$ 39.78	$ 38.59	$ 37.51	$ 35.79	$ 34.52	$ 33.64	$ 32.38	$ 31.42	$ 30.79	$ 29.92	$ 28.62

					As of					
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q21	4Q20	3Q20	2Q20	1Q20
Total shareholders' equity	$ 3,073,376	$ 3,007,159	$ 2,966,451	$ 2,900,770	$ 2,837,004	$ 2,757,596	$ 2,647,088	$ 2,564,683	$ 2,460,130	$ 2,437,150
Less:										
Goodwill	1,023,056	1,022,345	1,012,620	928,005	928,005	928,005	928,005	928,005	928,005	931,947
Other intangibles, net	115,613	120,757	125,938	60,396	63,783	67,848	71,974	76,164	80,354	85,955
Total tangible shareholders' equity	$ 1,934,707	$ 1,864,057	$ 1,827,893	$ 1,912,369	$ 1,845,216	$ 1,761,743	$ 1,647,109	$ 1,560,514	$ 1,451,771	$ 1,419,248
Period end number of shares	69,360,461	69,439,084	69,609,228	69,635,435	69,767,209	69,713,426	69,541,481	69,490,546	69,461,968	69,441,274
Book value per share (period end)	$ 44.31	$ 43.31	$ 42.62	$ 41.66	$ 40.66	$ 39.56	$ 38.06	$ 36.91	$ 35.42	$ 35.10
Tangible book value per share (period end)	$ 27.89	$ 26.84	$ 26.26	$ 27.46	$ 26.45	$ 25.27	$ 23.69	$ 22.46	$ 20.90	$ 20.44

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